Exhibit 1

JOINT FILING AGREEMENT

The undersigned hereby agree as follows:

(i)           Each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them;

(ii)           Each of them agrees to the joint filing of such Schedule 13D (including amendments thereto) in accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended; and

(iii)           Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Dated: August 8, 2013

MCP (C) II JONES INTERMEDIATE LLC

By: Metalmark Capital Partners (C) II, L.P., its Sole Member
By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

MCP II CO-INVESTMENT JONES INTERMEDIATE LLC

By: Metalmark Capital Partners II Co-Investment, L.P., its Sole Member
By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

MCP II JONES INTERMEDIATE LLC

By: Metalmark Capital Partners II, L.P., its Sole Member
By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

MCP II (TE) AIF JONES INTERMEDIATE LLC

By: MCP II (TE) AIF, L.P., its Sole Member
By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

MCP II (CAYMAN) AIF JONES INTERMEDIATE LLC

By: MCP II (Cayman) AIF, L.P., its Sole Member
By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

MCP II EXECUTIVE FUND JONES INTERMEDIATE LLC

By: Metalmark Capital Partners II Executive Fund, L.P., its Sole Member
By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

MCP II (CAYMAN) AIF, L.P.

By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

METALMARK CAPITAL PARTNERS II, L.P.

By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

MCP II (TE) AIF, L.P.

By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

METALMARK CAPITAL PARTNERS II CO-INVESTMENT, L.P.

By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

METALMARK CAPITAL PARTNERS (C) II, L.P.

By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

METALMARK CAPITAL PARTNERS II EXECUTIVE FUND, L.P.

By: Metalmark Capital Partners II GP, L.P., its General Partner
By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

METALMARK CAPITAL PARTNERS II GP, L.P.

By: Metalmark Capital Holdings LLC, its General Partner

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

METALMARK CAPITAL HOLDINGS LLC

By:	/s/ Howard Hoffen
Howard Hoffen
Chief Executive Officer

CITIGROUP ALTERNATIVE INVESTMENTS LLC

By:	/s/ Craig Barrack
Craig Barrack
Secretary

CITIGROUP INVESTMENTS INC.

By:	/s/ Craig Barrack
Craig Barrack
Secretary

CITIGROUP INC.

By:	/s/ Ali L. Karshan
Ali L. Karshan
Assistant Secretary